Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

FUNDVANTAGE TRUST

Polen International Growth Fund

Investor Class

Institutional Class

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated February 13, 2019 to the Prospectus of

Polen International Growth Fund (the “Fund”) dated September 1, 2018, as may be amended or supplemented from time to time

Changes to the Fund’s Portfolio Management Team

Effective January 1, 2019, Daniel Fields has been named Portfolio Manager of the Fund and is jointly and primarily responsible for the day-to-day investment activities of the Fund along with Portfolio Manager Todd Morris. Accordingly, the Prospectus is revised as follows:

●	On page 5 of the Prospectus, the section “Portfolio Manager” is renamed “Portfolio Managers” and the following paragraph is added immediately after the first paragraph of such section:

Daniel Fields, Portfolio Manager and Analyst, has served as a portfolio manager of the Fund since January 2019. He has been a member of Polen Capital’s Large Company Growth Team since joining the firm in 2017.

●	On page 9 of the Prospectus, the section “Portfolio Manager” is renamed “Portfolio Managers” and the following paragraph is added immediately after the first paragraph of such section:

Daniel Fields, Portfolio Manager and Analyst, is portfolio manager for the International Growth Strategy and a member of the investment team at Polen Capital. Mr. Fields joined Polen Capital in 2017 and, with Mr. Morris, is responsible for the day-to-day portfolio management and investment analysis for the Fund. Prior to joining Polen Capital, Mr. Fields spent eight years in Hong Kong where he worked for GaveKal Capital and Marshall Wace LLP as a research analyst evaluating Asian growth companies. He began his career at Fisher Investments as a junior analyst analyzing emerging markets companies. Mr. Fields received a B.S. in Finance from the University of Idaho and a M.S. in Global Finance from the NYU Stern School of Business and HKUST Business School. Mr. Fields is a CFA charterholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FUNDVANTAGE TRUST

Polen International Growth Fund

Supplement dated February 13, 2019 to the Statement of Additional Information of
Polen Growth Fund

(the “Fund”) dated September 1, 2018 (the “SAI”)

The information in this Supplement contains new and additional information beyond that in the SAI and should be read in conjunction with the SAI.

The SAI is hereby revised as follows:

●	In the Table of Contents, the section “Portfolio Manager” is renamed “Portfolio Managers”

●	On pages 55 and 56, the section “Portfolio Manager” is hereby deleted and replaced in its entirety with the following:

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)           “Other Accounts Managed.” Other accounts managed by Mr. Morris and Mr. Fields, who are the portfolio managers and the management team members responsible for the day-to-day management of the Fund as of January 31, 2019;

(ii)          “Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)         “Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of January 31, 2019; and

(iv)         “Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund as of January 31, 2019.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Morris and Mr. Fields, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of January 31, 2019:

	Total Number of Accounts	Total Assets	Number of Accounts Managed subject to a Performance Based	Total Assets Managed subject to a Performance Based Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)

Todd Morris
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$528	0	$0
Other Accounts:	89	$158	0	$0

Daniel Fields
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$528	0	$0
Other Accounts:	89	$158	0	$0

Material Conflicts of Interest. Polen Capital provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The Adviser compensates the Fund’s portfolio managers for management of the Fund. Mr. Morris is an owner of the Adviser and is compensated with a base salary plus a year-end distribution of the Adviser’s net profits determined by his respective interest in the Adviser. Mr. Fields is compensated with a base salary plus a year-end bonus. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of the Fund’s portfolio managers is not related to the Fund’s performance.

Ownership of Shares of the Fund. As of January 31, 2019, Mr. Morris beneficially owned $100,001-$500,000 and Mr. Fields beneficially owned $50,001-$100,000 of equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.